Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO THE

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to the Registration Rights Agreement (this “Amendment No. 1”) is made and entered into as of October 17, 2024, by and between Mind Medicine (MindMed) Inc., a corporation incorporated under the laws of the Province of British Columbia, Canada (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of March 7, 2024, by and between the Company and each Purchaser (the “Purchase Agreement”), the Company and the Purchasers entered into the Registration Rights Agreement, dated as March 7, 2024 (the “Registration Rights Agreement”); and

WHEREAS, in connection with the execution of the Warrant Exchange Agreement, dated as of October 17, 2024, by and between the Company and each Purchaser (the “Exchange Agreement”), the Company and the Purchasers wish to amend the Registration Rights Agreement as set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valid consideration, the sufficiency of which is acknowledged, Company and each Purchaser hereby agree as follows:

AGREEMENT

1.	Amendments to Section 1. Section 1 of the Registration Rights Agreement is hereby:

(a)            amended by replacing the first sentence in its entirety as follows:

Capitalized terms used and not otherwise defined herein that are defined in (i) the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement and (ii) the Exchange Agreement shall have the meanings given such terms in the Exchange Agreement.

(b)            amended by replacing the definitions of “Prospectus”, “Registrable Securities” and “Registration Statement” in their entirety as follows:

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including pre- and post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus. For avoidance of doubt, the Exchange Prospectus Supplement shall be a Prospectus.

“Registrable Securities” means, as of any date of determination, all Shares, Warrant Shares and  any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (A) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been sold or disposed of by the Holder in accordance with such effective Registration Statement (in which case, only any such security sold or disposed of by the holder shall cease to be a Registrable Security), (B) such Registrable Securities have been previously sold in accordance with Rule 144 (in which case, only any such security sold or disposed of by the holder shall cease to be a Registrable Security), (C) such securities become eligible for resale without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, (D) such securities shall have ceased to be outstanding, or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) or Section 2(c) and any additional registration statements contemplated by Section 2(b) or Section 4(c), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement. For avoidance of doubt, the Warrant Shares Shelf Registration Statement shall be a Registration Statement.

(c)            amended to include the definition of “WKSI,” which shall read as follows:

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405 promulgated by the Commission pursuant to the Securities Act.

2.	Amendments to Section 2. Section 2 of the Registration Rights Agreement is hereby:

(a)            amended to include new subsection (c), which shall read as follows:

(c) Within two business days of the Exchange Closing Date, the Company shall prepare and file with the Commission a prospectus supplement pursuant to Rule 424(b) (the “Exchange Prospectus Supplement”) covering the resale of the Warrant Shares for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Warrant Shares, by such other means of resale of the Warrant Shares as the Holder may reasonably specify. The Exchange Prospectus Supplement shall contain (unless otherwise directed by at least 85% in interest of the Holders) substantially the “Plan of Distribution” and the “Selling Stockholder” sections attached hereto as Annex A-2; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. The Exchange Prospectus Supplement shall supplement the base prospectus forming a part of the Company’s registration statement on Form S-3 (No. 333-280548), which was filed with the Commission on June 28, 2024 and became automatically effective upon filing (the “Warrant Shares Shelf Registration Statement”). Subject to the terms of this Agreement, the Company shall use its best efforts to keep the Warrant Shares Shelf Registration Statement continuously effective under the Securities Act until the earlier date that all Warrant Shares covered by the Exchange Prospectus Supplement (i) have been sold, thereunder or pursuant to Rule 144 or any other rule of similar effect, or (ii) may be sold without volume or manner of sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. If at any time following the filing of the Exchange Prospectus Supplement when the Company is required to re-evaluate its WKSI status, the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to (i) as promptly as possible post-effectively amend the Warrant Shares Shelf Registration Statement to a Registration Statement that is not automatically effective or file a new Registration Statement on Form S-3; (ii) have such post-effective amendment or Registration Statement declared effective by the SEC; and (iii) keep such Registration Statement effective during the period for which such Registration Statement is required to be kept effective in accordance with this Agreement.

(b)            amended by replacing subsection (c) in its entirety with new subsection (d), which shall read as follows:

(d) If: (i) a Registration Statement covering Registrable Securities and required to be filed by the Company pursuant to Section 2(a) or Section 2(b) of this Agreement is not (a) filed with the Commission on or before the Filing Date or Cutback Filing Deadline, as applicable, (a “Filing Failure”) or (b) declared effective by the Commission on or before the Effectiveness Date or Cutback Effectiveness Deadline, as applicable, (an “Effectiveness Failure”) or (ii) on any day after a Registration Statement has been declared effective, or becomes automatically effective, by the Commission, as applicable, sales of all the Registrable Securities required to be included on such Registration Statement cannot be made for more than ten consecutive calendar days or more than an aggregate of 15 calendar days (which need not be consecutive calendar days) during any 12 month period pursuant to such Registration Statement due to the Company’s inaction or deficiency (including by reason of a stop order or because of a failure to keep such Registration Statement effective by disclosing such information as is necessary for sales to be made pursuant to such Registration Statement) (a “Maintenance Failure,” and each of a Filing Failure, an Effectiveness Failure and a Maintenance Failure being referred to as an “Event”, and for purposes of clause (i), the date on which such Event occurs, and for purposes of clause (ii), the date on which such ten or 15 calendar day period, as applicable, is exceeded, being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (pro rata for any portion thereof) (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate amount invested by such Holder for the Registrable Securities pursuant to the Purchase Agreement held by such Holder as of the Event Date; provided, that the aggregate liquidated damages payable hereunder shall not exceed, in the aggregate, 6.0% of the aggregate amount invested by such Holder for the Registrable Securities; and provided further that in the event of a cutback limitation as described in Section 2(b), liquidated damages hereunder shall only accrue and be payable with respect to Cutback Shares such that the liquidated damages shall be reduced in the same proportion as the total number of Shares required to be registered hereunder, less the Cutback Shares, bear to the total number of Shares required to be registered hereunder. By way of example, if the total number of Shares required to be registered hereunder is 1,000,000 and the number of Cutback Shares is 250,000, then the liquidated damages shall be reduced by 75%. If the Company fails to pay any partial liquidated damages pursuant to this Section 2(d) in full within ten (10) Business Days after the date payable, the Company will pay interest thereon at a rate of 12.0% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Notwithstanding anything contained herein, no liquidated damages shall accrue or be payable under this Section 2(d) on any securities that are not Registrable Securities.

3.            Amendments to Section 4. Section 4 of the Registration Rights Agreement is hereby amended by replacing subsection (a) in its entirety as follows:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) respond and cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities (or, in the case of a Piggyback Registration Statement, the Holders of a majority of the Registrable Securities to be included in such Piggyback Registration Statement) shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B-1 or Annex B-2, as applicable (a “Selling Stockholder Questionnaire”) on or prior to the later of (x) a date that is not less than three (3) Trading Days prior to the Filing Date and (y) the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section 4. Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire simultaneously with the signing of the Exchange Agreement. Each Holder shall provide any additional information as may be reasonably requested by the Company and is necessary for purposes of complying with requirements under applicable securities laws and regulations or rules of any applicable stock exchange where the Common Stock is then listed.

4.            Amendments to Annex A. Annex A of the Registration Rights Agreement is hereby amended to include Annex A-2 hereto.

5.            Amendments to Annex B. Annex B of the Registration Rights Agreement is hereby amended to include Annex B-2 hereto.

6.            Other Amendments.

(a)            All references to Section 2(c), Section 2(d) and Section 2(e) in the Registration Rights Agreement are hereby amended to refer to Section 2(d), Section 2(e) and Section 2(f), respectively.

(b)            All references to Annex A and Annex B in the Registration Rights Agreement are hereby amended to refer to Annex A-1 and Annex B-1, respectively.

(c)            All references to “Common Stock” in the Registration Rights Agreement are hereby amended to refer to “Common Shares”.

7.            No Further Amendment. Except as expressly provided by this Amendment No. 1, the Registration Rights Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and reaffirmed. Except as expressly set forth in this Amendment No. 1, no other terms and conditions of the Registration Rights Agreement are hereby amended, modified, supplemented or waived.

8.            Execution. This Amendment No. 1 may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Pages Follow)

In Witness Whereof, the parties have executed this Amendment No. 1 to the Registration Rights Agreement as of the date first written above.

Mind Medicine (MindMed) Inc.

By:	/s/ Robert Barrow
Name:	Robert Barrow
Title:	Chief Executive Officer

[Signature page of holders follows]

[Signature Page to Amendment No. 1 to the Registration Rights Agreement]

Name of Holder:	Deep Track Biotechnology Master Fund, Ltd.

Signature of Authorized Signatory of Holder:	/s/ Nir Messafi

Name of Authorized Signatory:	Nir Messafi

Title of Authorized Signatory:	Authorized Person

[Signature Page to Amendment No. 1 to the Registration Rights Agreement]

Name of Holder:	Commodore Capital Master LP

Signature of Authorized Signatory of Holder:	/s/ Michael Kramarz, MD

Name of Authorized Signatory:	Michael Kramarz, MD

Title of Authorized Signatory:	Authorized Signatory

[Signature Page to Amendment No. 1 to the Registration Rights Agreement]

Annex A-2

Plan of Distribution

Each selling stockholder of the common shares and any of their pledgees, assignees, donees, transferees or other successors-in-interest (each, a “selling stockholder,” and collectively, the “selling stockholders”), may, from time to time, sell, transfer or otherwise dispose of any or all of their common shares covered hereby on the principal Trading Market or any other stock exchange, market or trading facility on which the common shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A selling stockholder may use any one or more of the following methods when selling common shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the common shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	to or through underwriters;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	in transactions through broker-dealers that agree with the selling stockholders to sell a specified number of such common shares at a stipulated price per security;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	through the distribution of the common shares by any selling stockholder to its partners, members or stockholders;

•	directly to one or more purchasers;

•	through delayed delivery requirements;

•	by pledge to secured debts and other obligations or any transfer upon the foreclosure under such pledges;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell common shares under Rule 144 or any other exemption from registration under the Securities Act, if available, rather than under this prospectus. The securities have not been qualified for distribution in Canada, and may not be offered or sold in Canada during the course of their distribution except pursuant to a Canadian prospectus or a prospectus exemption.

Annex A-1

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of common shares, from the purchaser) in amounts to be negotiated, but, except as set forth in any supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

In connection with the sale of the common shares or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common shares in the course of hedging the positions they assume. The selling stockholders may also sell common shares short and deliver these common shares to close out their short positions, or loan or pledge the common shares to broker-dealers that in turn may sell these common shares. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative common shares which require the delivery to such broker-dealer or other financial institution of common shares offered by this prospectus, which common shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). The selling stockholders also may transfer the common shares in other circumstances in which the transferees, pledgees, donees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the common shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales (it being understood that the selling stockholders shall not be deemed to be underwriters solely as a result of their participation in this offering). In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the common shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each selling stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common shares.

We are required to pay certain fees and expenses incurred by us incident to the registration of the common shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

We have agreed to keep this prospectus effective until the earlier of (i) the date on which the common shares may be resold by the selling stockholders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, or (ii) all of the common shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale common shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the common shares covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Annex A-2

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale of common shares may not simultaneously engage in market making activities with respect to the common shares for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the common shares by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex A-3

SELLING STOCKHOLDERS

We have prepared this prospectus to allow the selling stockholders to offer and sell from time to time up to [•] common shares.

The number of common shares beneficially owned prior to the offering by the selling stockholders in the table below is based on information supplied to us by the selling stockholders, with beneficial ownership determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the common shares. This information does not necessarily indicate beneficial ownership for any other purpose. The percentage of beneficial ownership after this offering is based on [•] common shares outstanding as of [•].

The selling stockholders may sell some, all or none of the common shares offered by this prospectus from time to time. We do not know how long the selling stockholders will hold the common shares covered hereby before selling them and we currently have no agreements, arrangements or understandings with the selling stockholders regarding the sale or other disposition of any common shares.

In addition, since the date on which the selling stockholders provided the information, the selling stockholders may have sold, transferred or otherwise disposed of all or a portion of the common shares in transactions exempt from the registration requirements of the Securities Act. Any changed information given to us by the selling stockholders will be set forth in prospectus supplements, post-effective amendments or in filings we make with the SEC under the Exchange Act, which are incorporated by reference in this prospectus, if and when necessary.

As used in this prospectus, the term “selling stockholder” includes the selling stockholders listed in the table below, together with any additional selling stockholders listed in a prospectus supplement, and its donees, pledgees, assignees, transferees, distributees and successors-in-interest that receive such common shares in any non-sale transfer after the date of this prospectus.

	Common Shares Beneficially Owned Prior to Offering			Common Shares Beneficially Owned After Offering
Selling Stockholder	Number of Common Shares	Percentage of Outstanding Common Shares	Number of Common Shares Registered for Sale Hereby	Number of Common Shares	Percentage of Outstanding Common Shares

Annex A-4

Annex B-2

MIND MEDICINE (MINDMED) INC.
Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of Common Stock (the “Registrable Securities”) of Mind Medicine (MindMed) Inc., a corporation incorporated under the laws of the Province of British Columbia, Canada (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a [registration statement (the “Registration Statement”)][prospectus supplement (the “Prospectus Supplement”)] for the registration under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the resale of the Registrable Securities, in accordance with the terms of (i) the Registration Rights Agreement, dated as of March 7, 2024, to which the Company and the undersigned are parties (the “Registration Rights Agreement”) and (ii) the Warrant Exchange Agreement, dated as of October 17, 2024, by and among the Company and the undersigned (the “Exchange Agreement”). Copies of the Registration Rights Agreement and the Exchange Agreement are available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement or the Exchange Agreement, as applicable.

Certain legal consequences arise from being named as a Selling Stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Stockholder in the [Registration Statement and the related prospectus][Prospectus Supplement].

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate as of the date hereof:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:
E-mail:
Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

Annex B-1

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement and the Exchange Agreement.

(a)	Type and Amount of other Company securities beneficially owned by the Selling Stockholder:

5.	Relationships with the Company:

Except as set forth below, the undersigned has not held any position or office or had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities of the Company held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto, to the extent (but only to the extent) required by Regulation S-K. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

Annex B-2

In Witness Whereof the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:
By:
Name:
Title:

PLEASE EMAIL A .PDF COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Annex B-3